UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2026

SOURCE CAPITAL

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

811-01731	95-2559370
(Commission File Number)	(I.R.S. Employer Identification No.)

235 West Galena Street

Milwaukee, WI 53212-3948

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (626) 385-5777

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events

Source Capital (NYSE: SOR) announced the U.S. federal income tax treatment of its 2025 dividends and a $2.50739554 deemed distribution to shareholders of record as of December 31, 2025. These matters are more fully described in the press release published on January 28, 2026, which is attached to this Current Report on Form 8-K as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated January 28, 2026

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Source Capital

Dated: January 28, 2026	/s/ Diane Drake
Name: Diane Drake
Title: Secretary

Exhibit No.	Description

99.1	Press release dated January 28, 2026